                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                Medicode, Inc.
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


Utah before reincorporation, Delaware after reincorporation         87-0459623
--------------------------------------------------------------------------------
(State of incorporation or organization)                          (IRS Employer
                                                                    I.D. No.)

          5225 Wiley Post Way, Suite 500, Salt Lake City, Utah  84116
--------------------------------------------------------------------------------
                   (Address of principal executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:


                                     NONE
--------------------------------------------------------------------------------



Securities to be registered pursuant to Section 12(g) of the Act:


                        Common Stock, $0.001 par value
--------------------------------------------------------------------------------

Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

          Incorporated by reference to pages 44 through 45 of the Preliminary Prospectus, contained in Registrant's Registration Statement on Form S-1 filed on September 24, 1997 (the "S-1 Registration Statement").

Item 2.   Exhibits
          --------

          The following exhibits are filed as a part of this registration statement:

          1.*    Specimen certificate for Registrant's Common Stock;

          2.**   Articles of Incorporation, as currently in effect;

          3.*** Form of Certificate of Incorporation, as in effect immediately following reincorporation.

          4.**** Form of Restated Certificate of Incorporation to be filed after the closing of the offering made under the S-1 Registration Statement.
__________________
* Incorporated by reference to Exhibit 4.1 to the S-1 Registration Statement. ** Incorporated by reference to Exhibit 3.1 to the S-1 Registration Statement. *** Incorporated by reference to Exhibit 3.2 to the S-1 Registration
     Statement.
**** Incorporated by reference to Exhibit 3.3 to the S-1 Registration Statement.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: September 24, 1997

                                   MEDICODE, INC.


                                   By: /s/ KEVIN W. PEARSON
                                       ----------------------------------------
                                       Kevin W. Pearson, Chief Financial Officer


                                      -3-